UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K
_______________

CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2011

RCLC, INC.
(Exact Name of Registrant as Specified in Charter)

New Jersey	001-01031	22-0743290
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1480 Route 9 North, Suite 301, Woodbridge, New Jersey	07095
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (732) 877-1788

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

RCLC, INC.
FORM 8-K INDEX

ITEM	PAGE

ITEM 1.03. BANKRUPTCY OR RECEIVERSHIP	4
ITEM 8.01. OTHER EVENTS.	4
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS	4

Explanatory Note

As previously disclosed, on August 17, 2010 RCLC, Inc. (the “Company”) and certain of its subsidiaries filed voluntary petitions in the United States Bankruptcy Court for the District of New Jersey in Trenton, New Jersey (the “Bankruptcy Court”) under Chapter 11 of the United States Bankruptcy Code (administered under the caption, In re RCLC, Inc. f/k/a Ronson Corporation et. al. Case No. 10-35313 (MBK).

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements based on management’s plans and expectations that are subject to uncertainty.  Forward-looking statements are based on current expectations of future events.  The Company cannot assure that any forward-looking statement will be accurate.  If underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual events could vary materially from those anticipated.  Investors should understand that it is not possible to predict or identify all such factors and should not consider this to be a complete statement of all potential risks and uncertainties.  The Company assumes no obligation to update any forward-looking statements as a result of future events or developments.

Item 1.03	BANKRUPTCY OR RECEIVERSHIP

On October 25, 2011, the Company’s Liquidating First Amended Joint Plan referred to below became effective.  The outstanding shares of the Company are cancelled on the effective date and equity holders of the Company, RAL and RCPC will receive no distribution under the Joint Plan for their equity interests.

On August 29, 2011, the Bankruptcy Court entered an Order Confirming the Liquidating First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code (“Confirmation Order”) attached as Exhibit 99.1 to a Form 8-K filed on September 9, 2011.  The approved First Amended Joint Plan of RCLC, Inc. f/k/a Ronson Corporation, RA Liquidating Corp. f/k/a/ Ronson Aviation, Inc. and RCPC Liquidating Corp. f/k/a Ronson Consumer Products Corporation under Chapter 11 of the Bankruptcy Code (“Joint Plan”), and the Non-Material Modifications to Debtors’ First Amended Joint Plan of Liquidation (“Non-Material Modifications to Joint Plan”), which amended the Joint Plan, were attached as Exhibits 99.2 and 99.3 to a Form 8-K filed on September 9, 2011.

Other Available Information

The Company’s informational filings with the Bankruptcy Court, including the Monthly Operating Reports and additional information about the Debtors’ filing under Chapter 11 of title 11 of the United States Code, are available to the public at the office of the Clerk of the Bankruptcy Court, Clarkson S. Fisher US Courthouse, 402 East State Street, Trenton, New Jersey 08608 or through the Bankruptcy Court’s website at https://ecf.njb.uscourts.gov/ .

Item 8.01	Other Events

On the date hereof, the Company will file a Form 15, Certification and Notice of Termination of Registration under Section 12(g) of the Securities Exchange Act of 1934.

Item 9.01	Financial Statements and Exhibits.

Number	Description

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RCLC, Inc.

Date: October 25, 2011	By:	/s/ Daryl K. Holcomb
Name: Daryl K. Holcomb
Title: Vice President, Chief Financial Officer and Controller